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                                                                EXHIBIT 10.19.03

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                     CAMERON ASHLEY BUILDING PRODUCTS, INC.



                                 THIRD AMENDMENT


                            DATED AS OF JULY 1, 1998


                                       RE:


               NOTE PURCHASE AGREEMENTS DATED AS OF APRIL 1, 1996

               --------------------------------------------------

                            $50,000,000 SENIOR NOTES

                $10,000,000 6.79% SENIOR NOTES DUE APRIL 15, 2001
                $15,000,000 6.79% SENIOR NOTES DUE APRIL 15, 2002
                $10,000,000 7.21% SENIOR NOTES DUE APRIL 15, 2003
                $15,000,000 7.61% SENIOR NOTES DUE APRIL 15, 2006






                   THIRD AMENDMENT TO NOTE PURCHASE AGREEMENTS



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         THIS THIRD AMENDMENT dated as of July 1, 1998 (this "Third Amendment")
to the Note Purchase Agreements, each dated as of April 1, 1996, is between CAMERON ASHLEY BUILDING PRODUCTS, INC., a Georgia corporation (the "Company"), and each of the institutions which are signatories to this Third Amendment (collectively, the "Noteholders").

                                    RECITALS

         A. The Company and each of the respective Purchasers named on Schedule A thereto have entered into separate and several Note Purchase Agreements, each dated as of April 1, 1996, as amended by (i) a First Amendment dated as of January 15, 1997 and (ii) a Second Amendment and Waiver dated as of April 1, 1998 (as so amended, the "Note Agreements"). Capitalized terms which are used but not defined herein shall have the respective meanings given to them in the Note Agreements.

         B. The Company and the Noteholders desire to amend certain provisions of the Note Purchase Agreements in the respects, but only in the respects, hereinafter set forth.

         C. All requirements of law have been fully complied with and all other acts and things necessary to make this Third Amendment a valid, legal, and binding instrument according to its terms for the purposes herein expressed have been done or performed.

                              SECTION 1. AMENDMENT

         The proviso at the end of Section 10.3(c) of the Note Agreements is hereby amended in its entirety to read as follows:

         "provided that, after giving effect thereto and to the application of the proceeds thereof the aggregate amount of Priority Obligations does not exceed (i) during the period from January 1, 1997 to and including June 30, 1998, 22%, (ii) during the period from July 1, 1998 to and including October 15, 1998, 25%, and (iii) at all times after October 15, 1998, 15% of Consolidated Net Worth as at the end of the Company's fiscal year then most recently ended."

            SECTION 2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         To induce the Noteholders to execute and deliver this Third Amendment (which representations shall survive the execution and delivery of this Third Amendment), the Company represents and warrants to the Noteholders that:

                  (a) This Third Amendment has been duly authorized, executed and delivered by it and this Third Amendment constitutes the legal, valid and binding obligation, contract and agreement of the Company enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;


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                  (b) The Note Purchase Agreements, as amended by this Third
         Amendment, constitute the legal, valid and binding obligations, contracts and agreements of the Company enforceable against it in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

                  (c) The execution, delivery and performance by the Company of this Third Amendment (i) has been duly authorized by all requisite corporate action and, if required, shareholder action, (ii) does not require the consent or approval of any governmental or regulatory body or agency, and (iii) will not (A) violate (1) any provision of law, statute, rule or regulation or its certificate of incorporation or bylaws, (2) any order of any court or any rule, regulation or order of any other agency or government binding upon it, or (3) any provision of any material indenture, agreement or other instrument to which it is a party or by which its properties or assets are or may be bound, including, without limitation, the Bank Credit Agreement, or (B) result in a breach or constitute (alone or with due notice of lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause (iii)(A)(3) of this Section 2.1(c);

                  (d) As of the date hereof and after giving effect to this Third Amendment, no Default or Event of Default has occurred which is continuing; and

                  (e) All the representations and warranties contained in
         Section 5 of the Note Purchase Agreements are true and correct in all material respects with the same force and effect as if made by the Company on and as of the date hereof (except as to representations and warranties which (i) refer to a specific date, (ii) have been modified by transactions permitted pursuant to the Note Purchase Agreements, or
         (iii) have been specifically waived by the requisite percentage of the Noteholders).

         SECTION 3. CONDITIONS TO EFFECTIVENESS OF THIS THIRD AMENDMENT.

         This Third Amendment shall not become effective until, and shall become effective when, each and every one of the following conditions shall have been satisfied:

                  (a) Executed counterparts of this Third Amendment, duly executed by the Company and the Holders of at least 66-2/3% of the outstanding principal of the Notes, shall have been delivered to the Noteholders; and

                  (b) the representations and warranties of the Company set forth in Section 2 hereof are true and correct on and with respect to the date hereof.

                            SECTION 4. MISCELLANEOUS.

         4.1. This Third Amendment shall be construed in connection with and as part of each of the Note Purchase Agreements, and except as modified and expressly amended by this Third Amendment, all terms, conditions and covenants contained in the Note Purchase Agreements and the Notes are hereby ratified and shall be and remain in full force and effect.


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         4.2. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Third Amendment may refer to the Note Purchase Agreements without making specific reference to this Third Amendment but nevertheless all such references shall include this Third Amendment unless the context otherwise requires.

         4.3. The descriptive headings of the various Sections or parts of this Third Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

         4.4. THIS THIRD AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH NEW YORK LAW.

         4.5. The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this Third Amendment may be executed in any number of counterparts, each executed counterpart constituting and original, but all together only one agreement.


                             CAMERON ASHLEY BUILDING PRODUCTS, INC.


                             By: /s/ J. Andrew Kerner
                                ------------------------------------------------
                                 Name: J. Andrew Kerner
                                 Title: Exec. Vice Pres.,
                                        Chief Financial Officer


                             PRINCIPAL  LIFE INSURANCE COMPANY
                             (F/K/A PRINCIPAL MUTUAL LIFE INSURANCE COMPANY)


                             By: /s/ Sarah J. Pitts       /s/ Anne Graff Brown
                                ------------------------------------------------
                                 Name: Sarah J. Pitts   / Anne Graff Brown
                                 Title:   Counsel       / Counsel


                             NATIONWIDE LIFE INSURANCE COMPANY


                             By: /s/ Mark W. Poeppelman
                                ------------------------------------------------
                                 Name: Mark W. Poeppelman
                                 Title:   Authorized Signatory


                             NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY


                             By: /s/ Mark W. Poeppelman
                                ------------------------------------------------
                                 Name: Mark W. Poeppelman
                                 Title:   Authorized Signatory


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                             RELIASTAR LIFE INSURANCE COMPANY
                             (F/K/A NORTHWESTERN NATIONAL LIFE INSURANCE
                             COMPANY)


                             By: /s/ James V. Wittich
                                ------------------------------------------------
                                 Name: James V. Wittich
                                 Title:   Authorized Representative


                             NORTHERN LIFE INSURANCE COMPANY


                             By: /s/ James V. Wittich
                                ------------------------------------------------
                                 Name:  James V. Wittich
                                 Title:   Assistant Treasurer


                             RELIASTAR UNITED SERVICES LIFE INSURANCE COMPANY (F/K/A UNITED SERVICES LIFE INSURANCE COMPANY)


                             By: /s/ James V. Wittich
                                ------------------------------------------------
                                 Name: James V. Wittich
                                 Title:    Assistant Treasurer


                             THE CANADA LIFE ASSURANCE COMPANY
                                      CUMMINGS & CO.


                             By: /s/ Peter Coccia
                                ------------------------------------------------
                                 Name:  Peter Coccia
                                 Title:    a Partner


                             CANADA LIFE INSURANCE COMPANY OF AMERICA


                             By: /s/ Peter Coccia
                                ------------------------------------------------
                                 Name:  Peter Coccia
                                 Title:    a Partner


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                       CONSENT AND AGREEMENT OF GUARANTORS


         Each of the undersigned hereby acknowledges and consents to the provisions of this Third Amendment and the transactions contemplated herein, and hereby ratifies and confirms the Guaranty dated as of April 1, 1996 made by each of the undersigned for the benefit of the Noteholders, and agrees that the guaranty of the payment and performance of the Obligation (as defined therein) is unimpaired hereby and shall remain in full force and effect.


                             ASHLEY ALUMINUM, INC.


                             By: /s/ J. Andrew Kerner
                                ------------------------------------------------
                                 Name: J. Andrew Kerner
                                 Title:   Vice President


                             WM. CAMERON & CO.


                             By: /s/ J. Andrew Kerner
                                ------------------------------------------------
                                 Name: J. Andrew Kerner
                                 Title:   Exec. Vice Pres.,
                                          Chief Financial Officer


                             CABP, INC.


                             By: /s/ J. Andrew Kerner
                                ------------------------------------------------
                                 Name: J. Andrew Kerner
                                 Title:   Exec. Vice Pres.,
                                          Chief Financial Officer


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